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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 17, 2001



                             DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)


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
         Delaware                         1-5424                58-0218548
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
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)
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        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
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                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 17, 2001, Delta Air Lines, Inc. issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.         The Exhibit Index on page 4 is hereby incorporated
                           by reference.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 DELTA AIR LINES, INC.


                                 BY: /s/ Edward H. Bastian
                                    -------------------------------------------
                                 Edward H. Bastian
                                 Senior Vice President - Finance and Controller


Date:    September 17, 2001


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                                 EXHIBIT INDEX


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
EXHIBIT NO.       DESCRIPTION
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
   99.1           Press release issued by Delta Air Lines, Inc. on September 17, 2001.
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